UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 10, 2022

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34856 (Commission File Number)	36-4673192 (IRS employer identification number)

9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 719-6100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 par value per share	HHC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Carlos A. Olea as Chief Financial Officer

On January 12, 2022, The Howard Hughes Corporation, a Delaware corporation (the “Company”) announced the appointment of Carlos A. Olea to serve as the Company’s Chief Financial Officer, effective January 12, 2022.

Mr. Olea, age 43, has been with the Company since 2017, including as Chief Accounting Officer since 2019. In this role, Mr. Olea was responsible for accounting operations and external financial reporting across the portfolio. Mr. Olea also served as the Company’s EVP, Accounting and VP, Accounting Policy & Reporting in 2018 and 2017, respectively. Prior to joining the Company, Mr. Olea served as the Chief Accounting Officer for Carr Properties, a Washington, D.C. based owner-operator and developer, from 2014 to 2017. Previously, Mr. Olea was a Senior Manager with the Advisory Services practice of Ernst and Young and a Director of Technical Accounting and Financial Reporting with AvalonBay Communities in Arlington, Virginia. Mr. Olea earned a graduate degree in real estate finance from Georgetown University, and a B.S. in Accounting and Finance from ITESM, in Mexico.

In connection with his appointment, the Company entered into an employment agreement with Mr. Olea, effective January 12, 2022. The initial term of the employment agreement expires on December 31, 2026, unless earlier terminated. Thereafter, the term shall renew automatically for additional periods of one year, unless either party provides notice of non-renewal at least 60 days period to the automatic renewal. Under the agreement, Mr. Olea’s annual base salary will be $500,000, and he will be eligible to earn an annual cash bonus in the targeted amount of $750,000 (“Target Annual Bonus”) based upon the achievement of performance goals that will be established by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”). If the Compensation Committee establishes a minimum overall performance goal that Mr. Olea is required to achieve to receive an annual bonus and the minimum goal is achieved, then the annual bonus for such calendar year shall be equal to at least 80% of the Target Annual Bonus, but no more than 120% of the Target Annual Bonus. In addition, commencing in 2022, Mr. Olea will be eligible to receive an annual long-term equity award of up to $950,000 worth of restricted stock (50% time-based vesting and 50% performance-based vesting) under The Howard Hughes Corporation 2020 Equity Incentive Plan.

Pursuant to the employment agreement, Mr. Olea has agreed to restrictive covenants, including non-solicitation and non-competition covenants, applicable during the term of his employment with the Company and for various periods following his termination of employment for any reason. The non-solicitation and non-competition covenants expire 12 months after Mr. Olea’s termination. In the event Mr. Olea’s employment terminates before the expiration of the employment agreement’s term, he may be entitled to severance payments depending on the circumstances, and the severance may be enhanced if payable in connection with a change in control of the Company.

The Company has also entered into an indemnification agreement with Mr. Olea, effective January 12, 2022. The indemnification agreement requires the Company to indemnify Mr. Olea to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts reasonably incurred by him in any action or proceeding arising out of his service as an executive officer of the Company. The indemnification agreement is in the form previously approved by the Company’s Board of Directors for indemnification of directors and certain officers of the Company.

The foregoing summaries of the employment agreement and the indemnification agreement with Mr. Olea are qualified in their entirety by reference to the full text of the employment agreement and the indemnification agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Departure of Former Chief Financial Officer

Effective as of January 10, 2022, Correne S. Loeffler’s service as Chief Financial Officer and employment with the Company was terminated.

Item 7.01 Regulation FD Disclosure.

On January 12, 2022, the Company issued a press release regarding the appointment of Mr. Olea as Chief Financial Officer. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Current Report on Form 8-K pursuant to this “Item 7.01 Regulation FD Disclosure,” is being furnished. This information shall not be deemed to be filed for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement, effective January 12, 2022, by and between The Howard Hughes Corporation and Carlos Olea.
10.2	Form of indemnification agreement for officers and directors of The Howard Hughes Corporation (incorporated by reference from Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2010).
99.1	Press Release, dated January 12, 2022.
101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2022

THE HOWARD HUGHES CORPORATION

By:	/s/ Peter F. Riley
	Name:	Peter F. Riley
	Title:	Senior Executive Vice President, General Counsel & Secretary